                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report: October 19, 2001
               (Date of Earliest Event Reported: August 30, 2000)

                         Commission File Number 1-11680

                                   ----------

                         EL PASO ENERGY PARTNERS, L.P.
             (Exact Name of Registrant as Specified in its Charter)

              Delaware                                   76-0396023
  (State of Other Jurisdiction)                       (I.R.S. Employer
of Incorporation or Organization)                    Identification No.)

                                El Paso Building
                             1001 Louisiana Street
                              Houston, Texas 77002
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's Telephone Number, Including Area Code: (713) 420-2600

Item 5. OTHER EVENTS

         We are providing the accompanying unaudited pro forma condensed consolidated and combined financial statements to reflect the following transactions as if we completed them as of January 1, 2000:

o our acquisition of the remaining 50% interest in Deepwater Holdings, L.L.C., and our acquisition of the Chaco cryogenic natural gas processing plant;

o our acquisition of the Crystal natural gas storage business and the natural gas liquids transportation and fractionation assets;

o        our sale of several Gulf of Mexico assets; and

o our issuance of 5,627,070 common units, which includes 1,477,070 common units to be purchased by our general partner.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

         (b)      Pro forma financial statements

         The following unaudited pro forma condensed consolidated and combined financial statements as of and for the six months ended June 30, 2001, and for the year ended December 31, 2000, have been prepared based on the historical consolidated balance sheet and the historical consolidated statements of operations of El Paso Energy Partners, L.P. and subsidiaries. The Unaudited Pro Forma Condensed Consolidated and Combined Statements of Operations give effect to the transactions identified below as if they had occurred on January 1, 2000. The Unaudited Pro Forma Condensed Consolidated and Combined Balance Sheet gives effect to the transactions as if they occurred on June 30, 2001.

         The unaudited pro forma condensed consolidated and combined financial statements are not necessarily indicative of our consolidated financial position or results of operations that might have occurred had the transactions been completed at the beginning of the earliest period presented, nor do they necessarily indicate our consolidated operating results and financial position for any future period.

         The accompanying Notes to the Unaudited Pro Forma Condensed Consolidated and Combined Financial Statements explain the assumptions used in preparing the financial information. Accounting policy differences were not material and, accordingly, adjustments have not been included in these statements.

The unaudited pro forma financial information gives effect to the following transactions:

(1) The acquisition in October 2001 of the remaining 50% equity interest that we did not already own in Deepwater Holdings. High Island Offshore System and the East Breaks natural gas gathering system became indirect wholly-owned assets through this transaction. The total purchase price was approximately $85 million, consisting of $30 million cash and $55 million of assumed indebtedness.

(2) The acquisition in October 2001 of title to and other interests in the Chaco cryogenic natural gas processing plant for approximately $198.5 million. The total purchase price was composed of:

o A payment of $77.0 million to acquire the Chaco plant from the bank group that provided the financing for the construction of the facility; and

o A payment of $121.5 million to El Paso Field Services, L.P., an El Paso Corporation affiliate, in connection with the execution of a 20-year agreement relating to the processing capacity of the Chaco plant and dedication of natural gas gathered by El Paso Field Services.

(3) The acquisition in August 2000 of the salt dome natural gas storage business of Crystal Gas Storage, Inc., from a subsidiary of El Paso Corporation, in exchange for $170 million of Series B 10% Cumulative Redeemable Preference Units. Our historical consolidated financial statements include the accounts and results of operations of Crystal from the purchase date.

(4) The $133 million acquisition in February 2001 of the South Texas natural gas liquids transportation and fractionation (T&F) assets from a subsidiary of El Paso Corporation. Our historical consolidated financial statements include the accounts and results of operations of the T&F assets from the purchase date.

(5) The exclusion of the (i) results of operations of, and losses on the disposition of Deepwater Holdings' interests in the Stingray and UTOS systems, and the West Cameron Dehydration facility, (ii) results of operations and losses on disposition of our interests in Nautilus, Manta Ray Offshore, Nemo, Green Canyon and Tarpon as well as interest in two offshore platforms, and (iii) income we recognized from the payments from El Paso Corporation.

(6) The issuance of 4,150,000 common units, which will be sold on a firm commitment basis, in October 2001. In connection with this offering of common units, our General Partner has elected to exercise its antidilution right under our partnership agreement and will purchase an additional 1,477,070 common units. We will use the net cash proceeds of approximately $226 million, which included a contribution from our general partner of $2.2 million to maintain its one percent contribution requirement, to redeem a portion of our Series B preference units and to reduce indebtedness under our revolving credit facility. For purposes of this proforma presentation, we have assumed that any underwriters' over-allotment is not exercised.

                          EL PASO ENERGY PARTNERS, L.P.
      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED AND COMBINED BALANCE SHEET
                               AS OF JUNE 30, 2001
                                 (IN THOUSANDS)

                                                                        Pro Forma Acquisition
                                                                             Adjustments
                                   El Paso Energy      Deepwater      ----------------------------      Pro Forma
                                   Partners, L.P.   Holdings, L.L.C.     Deepwater          Chaco       Financing      Combined
                                     Historical       Historical(A)   Holdings, L.L.C.      Plant      Adjustments(G)  Pro Forma
                                   --------------   ----------------  ----------------     -------     --------------  ----------

ASSETS
Current assets
    Cash and cash equivalents      $       32,385    $         749    $       30,000 (B)  $ 77,000 (E)  $  225,666     $   33,134
                                                                             (30,000)(B)   (77,000)(E)    (225,666)
                                                                             110,000 (C)   121,500 (F)
                                                                            (110,000)(C)  (121,500)(F)
    Accounts receivable, net               30,526            8,204                                                         38,730

    Other current assets                   10,752                2                                                         10,754
                                   --------------    -------------    --------------      --------      ----------     ----------
      Total current assets                 73,663            8,955                --            --              --         82,618

Property, plant and equipment, net        798,026          156,969            14,739(D)     77,000(E)                   1,046,734

Intangible assets                                                                          121,500(F)                     121,500
Investments in unconsolidated
    affiliates                             73,796                             30,000 (B)                                   37,536
                                                                             (66,260)(D)
Other noncurrent assets                    32,699            2,388                                                         35,087
                                   --------------    -------------    --------------     ---------      ----------     ----------
      Total assets                 $      978,184    $     168,312    $      (21,521)     $198,500      $       --     $1,323,475
                                   ==============    =============    ==============     =========      ==========     ==========

LIABILITIES AND PARTNERS' CAPITAL
Current liabilities
    Accounts payable               $       10,590    $       6,791    $           --     $      --      $       --     $   17,381
    Other current liabilities              11,206               --                                                         11,206
                                   --------------    -------------    --------------     ---------      ----------     ----------
      Total current liabilities            21,796            6,791                --            --              --         28,587

Revolving credit facility                  60,000          110,000            30,000 (B)    77,000(E)     (175,666)       222,834
                                                                             110,000 (C)   121,500(F)
                                                                            (110,000)(C)
Project financing                          95,000                                                                          95,000
Long-term debt                            425,000                                                                         425,000
Other noncurrent liabilities               12,121                                                                          12,121
                                   --------------    -------------    --------------     ---------      ----------     ----------
      Total liabilities                   613,917          116,791            30,000       198,500        (175,666)       783,542
                                   --------------    -------------    --------------     ---------      ----------     ----------

Partners' capital                         364,267           51,521           (51,521)(D)                   223,432        539,933
                                                                                                             2,234
                                                                                                           (50,000)
                                   --------------    -------------    --------------     ---------      ----------     ----------
  Total liabilities and partners'
    capital                        $      978,184    $     168,312    $      (21,521)     $198,500      $       --     $1,323,475
                                   ==============    =============    ==============     =========      ==========     ==========

                         EL PASO ENERGY PARTNERS, L.P.
       UNAUDITED PRO FORMA CONDENSED AND COMBINED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001
                    (IN THOUSANDS, EXCEPT PER UNIT AMOUNTS)

                                                                                                              Pro Forma Acquisition
                                                                                             Deepwater             Adjustments
                                                 El Paso Energy         Deepwater         Holdings, L.L.C.    ---------------------
                                                 Partners, L.P.      Holdings, L.L.C.       Divestitures            Deepwater
                                                   Historical         Historical(A)         Adjustments          Holdings, L.L.C.
                                                 --------------      ----------------     ----------------    ---------------------
Operating revenues                               $       99,489       $       28,040       $       (2,726)(H)     $           --
                                                 --------------       --------------       --------------         --------------
Operating expenses
   Purchased natural gas costs                           33,764
   Operations and maintenance, net                       15,509                8,640                 (658)(H)
   Depreciation, depletion and amortization              20,295                5,632                 (323)(H)               246(J)
                                                 --------------       --------------       --------------         --------------
                                                         69,568               14,272                 (981)                   246
                                                 --------------       --------------       --------------         --------------
Operating income (loss)                                  29,921               13,768               (1,745)                  (246)

Other income                                               (344)                                                           9,933(K)
   Earnings (loss) from unconsolidated affiliates       (11,251)             (21,044)              21,044(H)
   Net loss on sale of assets                            26,357                   28
   Other income (loss)                           --------------       --------------       --------------         --------------
                                                         14,762              (21,016)              21,044                  9,933
                                                 --------------       --------------       --------------         --------------

Income before interest, taxes and other charges          44,683               (7,248)              19,299                  9,687
                                                 --------------       --------------       --------------         --------------
Interest and debt expense                                19,766                4,807                                       3,962 (L)
                                                                                                                          (4,807)(C)
Income tax expense (benefit)
Minority interest                                           100
                                                 --------------       --------------       --------------         --------------
                                                         19,866                4,807                   --                   (845)
                                                 --------------       --------------       --------------         --------------

Net income (loss)                                        24,817              (12,055)              19,299                 10,532
                                                 --------------       --------------       --------------         --------------
Net income (loss) allocated to
   General Partner                                       10,599
Net income (loss) allocated to
   Series B unitholders                                   8,786
                                                 --------------       --------------       --------------         --------------
Net income (loss) allocated to
   limited partners                              $        5,432       $      (12,055)      $       19,299         $       10,532
                                                 ==============       ==============       ==============         ==============
Basic and diluted net income
   per unit                                      $         0.16
                                                 ==============
Weighted average number of
   units outstanding                                     33,270
                                                 ==============

                                                    Pro Forma
                                                   Acquisition                     Other Gulf
                                                   Adjustments                     of Mexico
                                                   -----------      Pro Forma        Asset         Pro Forma
                                                     Chaco          T&F Asset      Divestiture     Financing        Combined
                                                     Plant         Adjustments     Adjustments    Adjustments       Pro Forma
                                                   -----------     -----------     -----------    -----------      -----------
Operating revenues                                 $   17,785(M)   $    5,042(S)                   $       --       $  147,630
                                                   ----------      ----------      ---------       ----------       ----------
Operating expenses
   Purchased natural gas costs                                                                                          33,764
   Operations and maintenance, net                      3,650(M)        1,368(S)                                        28,509
   Depreciation, depletion and amortization             4,963(M)          750(S)                                        31,563
                                                   ----------      ----------      ---------       ----------       ----------
                                                        8,613           2,118                              --           93,836
                                                   ----------      ----------      ---------       ----------       ----------
Operating income (loss)                                 9,172           2,924                                           53,794

Other income                                                                                                             9,589
   Earnings (loss) from unconsolidated affiliates                                                                           --
   Net loss on sale of assets                                                         11,251 (U)                           881
   Other income (loss)                                                               (25,504)(U)
                                                   ----------      ----------      ----------      ----------       ----------
                                                           --              --        (14,253)              --           10,470
                                                   ----------      ----------      ---------       ----------       ----------
Income before interest, taxes and other charges         9,172           2,924        (14,253)              --           64,264
                                                   ----------      ----------      ---------       ----------       ----------

Interest and debt expense                               5,618(N)        1,702(T)                       (4,981)(W)       26,067

Income tax expense (benefit)                                                                                                --
Minority interest                                                                                                          100
                                                   ----------      ----------      ---------       ----------       ----------
                                                        5,618           1,702                          (4,981)          26,167
                                                   ----------      ----------      ---------       ----------       ----------
Net income (loss)                                       3,554           1,222        (14,253)           4,981           38,097
                                                   ----------      ----------      ---------       ----------       ----------
Net income (loss) allocated to
   General Partner                                                                                      2,154 (X)       12,753
Net income (loss) allocated to
   Series B unitholders                                                                                (2,171)(Y)        6,615
                                                   ----------      ----------      ---------       ----------       ----------
Net income (loss) allocated to
   limited partners                                $    3,554      $    1,222        (14,253)      $    4,998       $   18,729
                                                   ==========      ==========      =========       ==========       ==========

Basic and diluted net income
   per unit                                                                                                         $     0.48
                                                                                                                    ==========
Weighted average number of
   units outstanding                                                                                    5,627           38,897
                                                                                                   ==========       ==========

                          EL PASO ENERGY PARTNERS, L.P.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED AND COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                     (IN THOUSANDS, EXCEPT PER UNIT AMOUNTS)

                                                                                                        Pro Forma Acquisition
                                                                               Deepwater                      Adjustments
                                         El Paso Energy     Deepwater      Holdings, L.L.C.    ---------------------------------
                                         Partners, L.P.  Holdings, L.L.C.    Divestitures          Deepwater           Chaco
                                           Historical     Historical(A)       Adjustments      Holdings, L.L.C.        Plant
                                         --------------  ----------------  ----------------    ----------------   --------------
Operating revenues                       $      112,415   $       67,122    $      (27,252)(H)  $           --    $       35,569(M)
                                         --------------   --------------    --------------      --------------    --------------
Operating expenses
   Purchased natural gas costs                   28,842
   Operations and maintenance, net               13,779           25,279            (7,774)(H)                             7,300(M)
   Depreciation, depletion and
     amortization                                27,743           18,138            (9,312)(H)             491 (J)         9,925(M)
                                         --------------   --------------    --------------      --------------    --------------
                                                 70,364           43,417           (17,086)                491            17,225
                                         --------------   --------------    --------------      --------------    --------------
Operating income (loss)                          42,051           23,705           (10,166)               (491)           18,344(M)
                                         --------------   --------------    --------------      --------------    --------------
Other income
   Earnings (loss) from unconsolidated
    affiliates                                  22,931                              (5,049)(H)          (2,221)(K)

   Other income (loss)                            2,377              532              (146)(H)
                                         --------------   --------------    --------------      --------------    --------------
                                                 25,308              532            (5,195)             (2,221)               --
                                         --------------   --------------    --------------      --------------    --------------
Income before interest, income taxes
   and other charges                             67,359           24,237           (15,361)             (2,712)           18,344(M)
                                         --------------   --------------    --------------      --------------    --------------
Interest and debt expense                        47,072           10,711            (3,472)(I)           7,924 (L)        11,235(N)
                                                                                                        (5,929)(C)
Income tax benefit                                 (305)
Minority interest                                    95
                                         --------------   --------------    --------------      --------------    --------------
                                                 46,862           10,711            (3,472)              1,995            11,235
                                         --------------   --------------    --------------      --------------    --------------
Net income (loss)                                20,497           13,526           (11,889)             (4,707)            7,109
                                         --------------   --------------    --------------      --------------    --------------
Net income (loss) allocated to
   General Partner                               15,578
Net income (loss) allocated to
   Series B unitholders                           5,668
                                         --------------   --------------    --------------      --------------    --------------
Net income (loss) allocated to
   limited partners                      $         (749)  $       13,526    $      (11,889)     $       (4,707)   $        7,109
                                         ==============   ==============    ==============      ==============    ==============
Basic and diluted net income (loss)
   per unit                              $        (0.03)
                                         ==============
Weighted average number of
   units outstanding                             29,077
                                         ==============

                                                                                 Other Gulf of
                                            Pro Forma          Pro Forma          Mexico Asset        Pro Forma
                                             Crystal           T&F Asset          Divestiture         Financing          Combined
                                           Adjustments        Adjustments         Adjustments        Adjustments         Pro Forma
                                          --------------     --------------     --------------     --------------     --------------
Operating revenues                        $       10,528 (O) $       33,550(S)  $       (2,954)(U) $           --    $      228,978
                                          --------------     --------------     --------------     --------------     --------------
Operating expenses
   Purchased natural gas costs                                                                                                28,842
   Operations and maintenance, net                 4,754 (O)          8,007(S)          (1,552)(U)                            49,793
   Depreciation, depletion and
     amortization                                  2,683 (O)          3,465(S)          (7,585)(U)                            46,461
                                                     913 (P)
                                          --------------     --------------     --------------     --------------     --------------
                                                   8,350             11,472             (9,137)                --            125,096
                                          --------------     --------------     --------------     --------------     --------------

Operating income (loss)                            2,178             22,078              6,183                 --            103,882
                                          --------------     --------------     --------------     --------------     --------------

Other income
   Earnings (loss) from unconsolidated
     affiliates                                                                         (2,922)(U)                            12,739

   Other income (loss)                               151 (O)                              (200)(U)                             2,714
                                          --------------     --------------     --------------     --------------     --------------
                                                     151                 --             (3,122)                --             15,453
                                          --------------     --------------     --------------     --------------     --------------

Income before interest, income taxes
   and other charges                               2,329             22,078              3,061                 --            119,335
                                          --------------     --------------     --------------     --------------     --------------

Interest and debt expense                            636 (O)         10,214(T)          (2,890)(U)         (9,962)(W)         56,735
                                                    (494)(Q)                            (8,310)(V)
Income tax benefit                                                                         305 (U)                                --
Minority interest                                                                            2 (U)                                97
                                          --------------     --------------     --------------     --------------     --------------
                                                     142             10,214            (10,893)            (9,962)            56,832
                                          --------------     --------------     --------------     --------------     --------------

Net income (loss)                                  2,187             11,864             13,954              9,962             62,503
                                          --------------     --------------     --------------     --------------     --------------
Net income (loss) allocated to
   General Partner                                                                                          5,625 (X)         21,203
Net income (loss) allocated to
   Series B unitholders                           11,332 (R)                                               (4,700)(Y)         12,300
                                          --------------     --------------     --------------     --------------     --------------
Net income (loss) allocated to
   limited partners                       $       (9,145)    $       11,864     $       13,954     $        9,037     $       29,000
                                          ==============     ==============     ==============     ==============     ==============

Basic and diluted net income (loss)
   per unit                                                                                                           $         0.84
                                                                                                                      ==============
Weighted average number of
   units outstanding                                                                                        5,627             34,704
                                                                                                   ==============     ==============

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

A This column represents the historical Deepwater Holdings, L.L.C. consolidated balance sheet and statements of operations.

B To record the borrowings under our credit facility and our acquisition of the additional interest in Deepwater Holdings.

C To record (i) the repayment of Deepwater Holdings' credit facility funded by borrowings under our revolving credit facility (ii) the elimination of the historical interest expense for the 6 months ended June 30, 2001 related to Deepwater Holdings' credit facility and (iii) the reduction of interest expense for the year ended December 31, 2000 based on the credit facility's interest rate at June 30, 2001, which was approximately 5.39%. A change in the rate of 0.125% would impact our annual results of operations by approximately $0.1 million.

D To record the eliminating and consolidating entries related to our investment in Deepwater Holdings, as follows:

                                                                    (In thousands)
Our investment in Deepwater Holdings at June 30, 2001               $       36,260
Cash portion of the acquisition of the additional Deepwater
 Holdings' interest                                                         30,000
                                                                    --------------

Our total investment balance in Deepwater Holdings eliminated as a
 result of this acquisition                                                 66,260
Elimination of Deepwater Holdings' equity balance                          (51,521)
                                                                    --------------

Excess purchase price assigned to property, plant and equipment     $       14,739
                                                                    ==============

E To record the acquisition of the Chaco plant for approximately $77 million funded by borrowings under our revolving credit facility.

F To record the payment of $121.5 million in connection with the execution of a twenty year agreement with El Paso Field Services, L.P., relating to processing capacity of the Chaco plant and dedication of natural gas gathered by El Paso Field Services.

G This column records the effect of (i) the sale of 5,627,070 common units (including the sale of 1,477,070 common units to our general partner) at $41.50 per unit based on the closing price on October 16, 2001, (ii) the contribution from our general partner to maintain its 1% interest and (iii) the application of such proceeds to pay fees and expenses related to the offering, redeem $50 million of our Series B preference units and temporarily reduce borrowings under our revolving credit facility, as follows:

                                                                 (In thousands)
Proceeds from unit offering                                      $      233,523
Fees and expenses related to sale of units                              (10,091)
                                                                 --------------
Net proceeds from unit offering                                         223,432
General partner's contribution                                            2,234
                                                                 --------------
         Net proceeds                                            $      225,666
                                                                 ==============

Use of proceeds
Redemption of Series B preference units                          $       50,000
Reduction of credit facility                                            175,666
                                                                 --------------
         Net proceeds                                            $      225,666
                                                                 ==============

H To eliminate the results of operations of Stingray, UTOS, and West Cameron Dehydration facility, our associated equity earnings from these assets, and the effect of the non-recurring loss related to the sales of these assets. These assets were sold pursuant to a Federal Trade Commission order related to El Paso Corporation.

I To record the reduction in interest expense as a result of applying net proceeds of $54 million from the sale of Stingray, UTOS, and West Cameron Dehydration to pay down Deepwater Holdings' credit facility. This amount was calculated based on the interest rate on Deepwater Holdings' credit facility at March 31, 2001, which was approximately 6.43%. A change in the rate of 0.125% would impact our annual results of operations by approximately $0.1 million.

J To record depreciation expense associated with the allocation of the excess purchase price assigned to Deepwater Holdings' property, plant and equipment relating to our acquisition of the additional interest in Deepwater Holdings. Such property, plant and equipment will be depreciated on a straight line basis over the remaining useful lives of the assets which approximates 30 years.

K  To eliminate our remaining equity earnings in Deepwater Holdings.

L To record the increase in interest expense due to additional borrowings of $140.0 million under our revolving credit facility to fund the acquisition of El Paso Corporation's 50% interest in Deepwater Holdings and to reduce Deepwater Holdings' credit facility. The amount was calculated based on the interest rate on our revolving credit facility at June 30, 2001, which was approximately 5.66%. A change in the rate of 0.125% would impact our annual results of operations by approximately $0.2 million.

M To record the results of operations of the Chaco plant. In connection with the acquisition of this asset, we secured a fixed rate processing agreement from El Paso Field Services, an affiliate of our General Partner, to process natural gas for the next twenty years. Our pro forma processing revenues are based on the contract price assuming average historical daily volumes. We have also entered into a lease agreement with El Paso Field Services, under which we will receive annual lease payments of $5 million. Also, we estimate that we will incur operating expenses related to the Chaco plant of approximately $7.3 million per year. Our depreciation and amortization estimate is based on the total cost of the plant and processing agreement of $198.5 million assuming a remaining 20 year life.

N To record the increase in interest expense due to additional borrowings under our revolving credit facility to fund the acquisition of the Chaco plant for $198.5 million. The amount was calculated based on the interest rate on our revolving credit facility at June 30, 2001, which was approximately 5.66%. A change in the rate of 0.125% would impact our annual results of operations by approximately $0.3 million.

O  To record the results of operations of the Crystal assets acquired.

P To record the additional depreciation expense associated with the allocation of the purchase price to Crystal's natural gas storage facilities. These facilities will be depreciated on a straight-line basis over their remaining useful lives which approximates 30 years.

Q To record the reduction in interest expense due to the redemption of Crystal's 8.12% secured guaranteed notes that were not assumed by us.

R  To record the income allocated to the Series B unitholders.

S To record the results of operations of the transportation and fractionation assets acquired.

T To record the increase in interest expense related to our additional borrowings under our revolving credit facility to fund the acquisition of the NGL transportation and fractionation assets for $133 million. This amount was calculated based on the interest rate on our revolving credit facility at March 31, 2001, which was approximately 7.68%. A change in the rate of 0.125% would impact our annual results of operations by approximately $0.2 million.

U To eliminate the results of operations of Nautilus, Manta Ray Offshore, NEMO, Green Canyon and Tarpon and the effect of the non-recurring items, related to the losses on the sales of these assets and the $25.5 million additional consideration received from El Paso Corporation. These assets were sold pursuant to a Federal Trade Commission order related to El Paso Corporation.

V To record the reduction in interest expense as a result of applying the net proceeds of approximately $108.2 million from the Gulf of Mexico assets sold to pay down our revolving credit facility. The amount was calculated based on the interest rate on our credit facility at March 31, 2001, which was approximately 7.68%. A change in the rate of 0.125% would impact our annual results of operations by approximately $0.1 million.

W To record the reduction in interest expense as a result of applying the net proceeds from the unit offering of approximately $176 million, to reduce our borrowings under our revolving credit facility. This amount was calculated based on the interest rate on our credit facility at June 30, 2001, which was approximately 5.66%. A change in the rate of 0.125% would impact our annual results of operations by approximately $0.2 million.

X To adjust the income allocated to our General Partner as a result of the issuance of common units described above. The General Partner's income allocation is a function of total distributions to the common unit holders. As the number of common units increase, total distributions to common unit holders increase, and; therefore, the General Partner's income allocation increases. This allocation increase assumes the newly issued shares were outstanding for all periods presented.

Y To reflect the reduction in the allocation of income to Series B unitholders due to the redemption of approximately $50 million of the Series B preference units.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           EL PASO ENERGY PARTNERS, L.P.,


                                           /s/ D. MARK LELAND
                                           -------------------------------------
                                           D. Mark Leland
                                           Senior Vice President and Controller

Date: October 19, 2001